Exhibit 99.1

VALUECLICK, INC.
2002 STOCK INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK BONUS GRANT
FOR EMPLOYEES

[Grantee Name] (“Grantee”)	[Grant Number]

The Grant:

This Notice of Restricted Stock Bonus Grant (“Notice of Grant”) will confirm that on June 3, 2008, you have been granted [Number of Shares] shares of ValueClick, Inc., a Delaware corporation (the “Company”) Common Stock (the “Shares” or the “Grant”). The award represents the right to receive and retain up to the number of shares set forth in the preceding sentence subject to the fulfillment of the vesting conditions set forth in this Notice of Grant. By accepting the award, the Grantee irrevocably agrees on behalf of the Grantee and the Grantee’s successors and permitted assigns to all of the terms and conditions of the award as set forth in or pursuant to this Notice of Grant and the Company’s 2002 Stock Incentive Plan (the “Plan”), a copy of which is attached hereto. The following sets forth the terms and conditions of this Notice of Grant:

Payment:

No payment is required for the Shares, although payment may be required for the amount of any withholding taxes due upon the recognition of taxable income associated with this grant of Shares, as described in greater detail below.

Vesting Schedule:

The Shares granted hereunder shall commence vesting on June 3, 2008 (the “Vesting Start Date”) and will vest according to the following schedule:

Shares	Full Vesting Date
12.5% of Grant	December 3, 2008
25% of Grant	December 3, 2009
25% of Grant	December 3, 2010
25% of Grant	December 3, 2011
12.5% of Grant	June 3, 2012

Such vesting is subject to Grantee’s continuous service with the Company from the Vesting Start Date until the relevant Full Vesting Date, and the other conditions set forth in this Notice of Grant and the Plan, and if such service terminates for any reason (including death or disability), with or without misconduct, the Company shall automatically reacquire any unvested Shares without any cost to the Company. If, from time to time, there is any stock dividend, stock split or other change in the character or amount of the Shares, then in such event any and all new, substituted or additional securities to which the Grantee is entitled by reason of the Grantee’s ownership of the Shares acquired hereunder shall be immediately subject to the automatic reacquisition rights set forth herein with the same force and effect as the Shares subject to these rights immediately before such event. Furthermore, such Shares shall be subject to appropriate adjustments as listed in Article One, Section V.E of the Plan.

The vesting period of the Shares may be adjusted by the Company’s Board of Directors (the “Board”), or a committee of the Board (the “Committee”), to reflect the decreased level of employment during any period in which the Grantee is on an approved leave of absence or is employed on a less than full time basis, provided that the Board or the Committee may take into consideration any accounting consequences to the Company in making any such adjustment.

In addition to the above vesting schedule, upon the occurrence of a Change in Control, one hundred percent of the shares shall immediately vest.

For purposes of this Notice of Grant, “Change in Control” shall mean the occurrence of any of the following events:

(i) a merger, consolidation or other reorganization approved by the Company’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company, or

(iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders.

Transferability Restrictions:

The right to acquire the unvested Shares may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by Grantee without the prior written consent of the Company (which may be withheld in its sole discretion) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any of its affiliates. In addition, except as expressly provided in the Notice of Grant, the Grantee may not directly or indirectly sell, transfer, assign, pledge, encumber or otherwise transfer the Shares.

Withholding Obligations:

At the time of vesting or upon the occurrence of any other tax recognition event associated with this grant of Shares, Grantee may be subject to federal, state, local or foreign tax withholding obligations relating to such event. At the time Grantee’s Shares are granted, or at any time thereafter as requested by the Company, Grantee hereby authorizes, to the fullest extent not prohibited by applicable law, withholding from payroll, withholding from the Shares, and withholding from any other amounts payable to Grantee, and otherwise agrees to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any of its affiliates, if any, which arise in connection with this grant of Shares and the tax recognition events associated herewith. Any tax withholding in the form of shares may not exceed “required tax withholding”. “Required tax withholding” is defined as the employer’s minimum statutory withholding (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Grantee’s satisfaction of the Company’s withholding tax obligations shall be a condition precedent of the vesting of any Shares.

Shareholder Rights:

Grantee shall be deemed to be the holder of, and shall have any of the rights of a holder with respect to, any Shares, including those Shares on which restrictions have not lapsed. The Grantee shall be deemed to be the holder of the Shares for purposes of receiving any dividends that may be paid with respect to such shares and for purposes of exercising voting rights, if any, relating to such shares, even if some or all of such shares have not yet vested.

The certificate(s) evidencing any unvested Shares (if such Shares have been issued in certificated form) shall be held by E*Trade Financial Corp. as the holding person for the Shares, or any successor to E*Trade Financial Corp. as holding person determined by the Company (the “Holding Person”), whether in certificated or uncertificated form as shall be determined by the Company in consultation with the Holding Person, until such a time as the Shares become fully vested or are reacquired by the Company, and Grantee hereby irrevocably authorizes the Company to deposit with the Holding Person any certificates evidencing such shares.

The certificate(s) evidencing the Shares shall be endorsed with appropriate legends determined by the Company in order to indicate the restrictions to which the Shares are subject.

Securities Law Requirements:

No part of the Shares shall be issued hereunder if the Company determines that any applicable registration requirement under the Securities Act of 1933, as amended (the “Act”) remains unsatisfied. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance of Shares hereunder, the Company shall be relieved from any liability for failure to issue such Shares unless and until such authority is obtained. In addition, the Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales of the Shares acquired hereunder by the Grantee or other subsequent transfers by the Grantee of any Shares issued hereunder, including without limitation (i) restrictions under an insider trading policy, (ii) restrictions that may be necessary in the absence of an effective registration statement under the Act covering the Shares, and (iii) restrictions as to the use of a specified brokerage firm or other agent for such resales or other transfers. Any sale of the Shares must also comply with other applicable laws and regulations governing the sale of such shares.

Tax Consequences:

Set forth below is a brief summary, as of the date hereof, of certain United States federal income tax consequences of the award and vesting of the Shares. THIS SUMMARY DOES NOT ADDRESS EMPLOYMENT, SPECIFIC STATE, LOCAL OR FOREIGN TAX CONSEQUENCES THAT MAY BE APPLICABLE TO THE GRANTEE AND THE GRANTEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.

Unless the Grantee makes a Section 83(b) election as described below, the Grantee shall recognize ordinary income at the time or times the restrictions lapse with respect to each Share in an amount equal to the excess of the fair market value of such share on each such date over the per share purchase price paid by the Grantee for such share, and the Company shall be required to collect all the applicable withholding taxes with respect to such income. The obligations of the Company under this Notice of Grant are conditioned on the Grantee’s making arrangements for the payment of any such taxes.

Section 83(b) Election:

The Grantee hereby acknowledges that he or she has been informed that, with respect to the acquisition of the Shares, an election may be filed by the Grantee with the Internal Revenue Service within 30 days after the date hereof, electing pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to be taxed as of the date hereof on the excess of the aggregate fair market value of the Shares on the date hereof over the total purchase price paid by the Grantee for such shares. Solely for your convenience, attached hereto as Attachment A is a form that can be used to file such an election.

IF THE GRANTEE CHOOSES TO FILE AN ELECTION UNDER SECTION 83(b) OF THE CODE, THE GRANTEE ACKNOWLEDGES THAT IT IS THE GRANTEE’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF THE GRANTEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON THE GRANTEE’S BEHALF.

BY SIGNING THIS NOTICE OF GRANT, THE GRANTEE REPRESENTS THAT HE HAS REVIEWED WITH HIS OWN TAX ADVISORS THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS NOTICE OF GRANT AND THAT HE IS RELYING SOLELY ON SUCH ADVISORS AND NOT ON ANY STATEMENTS OR REPRESENTATIONS OF THE COMPANY OR ANY OF ITS AGENTS. THE GRANTEE UNDERSTANDS AND AGREES THAT HE (AND NOT THE COMPANY) SHALL BE RESPONSIBLE FOR ANY TAX LIABILITY THAT MAY ARISE AS A RESULT OF THE TRANSACTIONS CONTEMPLATED BY THIS NOTICE OF GRANT.

IRS Circular 230 disclosure: To ensure compliance with requirements imposed by the IRS, the Grantee is hereby informed that any tax advice contained in this Notice of Grant was not intended or written to be used, and cannot be used, for the purpose of (i) avoiding tax-related penalties under the Code or (ii) promoting, marketing or recommending to another person or entity any matters addressed herein.

Choice of Law:

The provisions of this Notice of Grant shall be governed by the laws of the State of California without regard to the conflicts of law provisions that would apply the laws of any other jurisdiction. Grantee hereby submits to the jurisdiction and venue of the courts of the State of California and the Federal Courts of the United States of America located within the County of Los Angeles for all actions relating to the Shares, this Notice of Grant or the Plan. Grantee further agrees that service upon Grantee in any such action or proceeding may be made by first class mail, certified or registered, to Grantee’s address as last appearing on the records of the Company.

Other Agreements:

In case of any conflict between the provisions of this Notice of Grant and the provisions of any employment, severance, or separation benefits agreement between the Company and Grantee, the provisions of the employment, severance, or separation benefits agreement shall govern.

Notices:

Any notice to the Company contemplated by this Notice of Grant shall be addressed to it, care of its Secretary, at its principal executive offices at the time of the giving of such notice, or such other address as the Company may specify in a notice to the Grantee; and any notice to the Grantee shall be addressed to him or her at the address on file with the Company on the date hereof, or at such other address as he or she may hereafter designate in writing. Notice shall be deemed to have been given upon receipt or, if sooner, five (5) days after such notice has been deposited, postage prepaid, in the United States mail addressed to the address specified in the immediately preceding sentence.

Interpretation:

The interpretation, construction, performance and enforcement of this Notice of Grant and of the Plan shall lie within the sole discretion of the Committee, and the Committee’s determinations shall be conclusive and binding on all interested persons. In the event of any conflict between the terms of the Plan and this Notice of Grant, the Plan shall govern.

Integration:

Except as provided in the following two sentences or in the Plan, this Notice of Grant constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except by a written agreement signed by the Company and the Grantee. This Notice of Grant supersedes all prior agreements and understandings between the parties with respect to its subject matter. The issuance of Shares to the Grantee hereunder is subject to, and the Company and the Grantee agree to be bound by, all of the terms and conditions of the Plan.

Waiver:

No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

Successors and Assigns:

Except as otherwise expressly provided herein, this Notice of Grant shall be binding upon and inure to the benefit of the Company and its successors and assigns and the Grantee and his or her heirs and personal representatives.

Severability:

If any provision of this Notice of Grant shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Notice of Grant, and this Notice of Grant shall be carried out as if any such invalid or unenforceable provision were not contained herein.

Further Assurances:

The Grantee hereby agrees to do such further acts and things and to execute and deliver to the Company such additional conveyances, assignments, agreements, certificates and instruments as the Company from time to time may reasonably require or deem reasonably advisable to carry into effect this Notice of Grant or to further assure and confirm unto the Company the rights, powers and remedies intended to be granted hereunder or under the Plan.

Headings and Usage:

The section and paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections and paragraphs. Words in the singular shall be read and construed as though in the plural and words in the plural shall be read and construed as though in the singular in all cases where they would so apply.

Counterparts:

This Notice of Grant may be executed in one or more counterparts, all of which taken together shall be deemed one original.

[SIGNATURE PAGE FOLLOWS]

By Grantee’s signature and the Company’s signature below, Grantee and the Company agree that the Shares are granted under and governed by the terms and conditions of the Company’s 2002 Stock Incentive Plan as amended and by this Notice of Grant, all of which are attached and made a part of this document.

Tom A. Vadnais Chief Executive Officer ValueClick, Inc.	Date
[Grantee’s Name]	Date

ATTACHMENT A

SECTION 83(b) ELECTION FORM
ELECTION PURSUANT TO SECTION 83(b) OF THE
INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Internal Revenue Code (the “Code”) Section 83(b) and Treasury Regulation § 1.83-2 promulgated thereunder with respect to the property described herein.

The following information is supplied in accordance with Treasury Regulation § 1.83-2(e):

1.	The name, address and social security number of the undersigned:

Name:
Address:
Social Security Number:

2.	A description of the property with respect to which the election is being made:

     shares (the “Shares”) of common stock, par value $0.01, of ValueClick, Inc. (the “Company”).

3.	The date on which the property is transferred and the taxable year:

The date of the transfer is      , 20     .

The taxable year to which this election relates is calendar year 20     .

4.	The nature of the restrictions to which the property is subject:

The shares are subject to      vesting conditions set forth in the applicable Restricted Stock Award Agreement. If the undersigned’s employment terminates prior to the expiration of the      -year vesting period, the Company will automatically reacquire all of the Shares that are not then vested without payment of any additional consideration to the undersigned.

5.	Fair market value of property:

The fair market value at the time of transfer of the property with respect to which this election is being made (without regard to any lapse restriction) is $    per share. The aggregate fair market value of the property transferred is $     .

6.	Amount paid for property:

The amount paid by taxpayer for said property is $0.

7.	A copy of this election has been furnished to ValueClick, Inc. pursuant to Treasury Regulation § 1.83-2(d).

Dated: , 2008

Print Name of Taxpayer

Signature